SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM 8-K

Current Report


Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934




Date of Report (date of earliest event reported):  July 9, 1998
                                                   ------------


II-VI INCORPORATED
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(Exact name of registrant as specified in its charter)




Pennsylvania                     0-16195                25-1214948
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(State or other jurisdiction   (Commission            (IRS Employer
of incorporation)	        File Number)         Identification
                                                          Number)




375 Saxonburg Boulevard, Saxonburg, Pennsylvania           16056
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(Address of principal executive offices)                 (ZIP Code)



Registrant's telephone number, including area code:  724-352-4455
                                                     ------------
Former name or former address, if changed, since last report:

                         Not Applicable

Item 5.  Other Events
         ------------

 	On July 9, 1998, II-VI Incorporated (the "Company") issued a press release announcing preliminary bookings and revenues for the fourth quarter and fiscal year ended June 30, 1998.

	The full text of the Company's press release is filed as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits
         ---------------------------------

      (c)   Exhibits.

         Exhibit No.            Description
         -----------            -----------

              99               Press Release


                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       II-VI INCORPORATED
                                       (Registrant)



Date:  July 9, 1998                    By:    /s/ Carl J. Johnson
                                       -------------------------------
                                               Carl J. Johnson
                                                  Chairman &
                                            Chief Executive Officer



Date:  July 9, 1998                    By:    /s/ James Martinelli
                                       -------------------------------
                                                James Martinelli
                                                   Treasurer &
                                            Chief Financial Officer

                                 EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------

   99             Press Release